Inuvo At A Glance IntentKey™ Artificial Intelligence for Marketing & Advertising 1 Inuvo CEO, Engineer, Acxiom strategist, built, acquired, and sold numerous technology businesses. Rich Howe First-of-its-kind AI based advertising technology Headquarters in Little Rock and San Jose Strong 2021 and future growth potential NYSE:INUV with $17M cash, NWC of 2.7, no debt Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Inuvo board/investor, direct marketing legend, built multibillion- dollar Acxiom & LiveRamp. Charles Morgan Richard.Howe@inuvo.com Wally Ruiz Wally.Ruiz@inuvo.com Inuvo CFO with multiple public & private company experiences

Safe Harbor Statement / Non-Disclosure Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company’s management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company’s ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

Inuvo’s Revenue by Quarter Q3-2021 expected to be 79% higher than Q3-2020. IntentKey & ValidClick up roughly 62% & 21% sequentially $7.6 $9.2 $12.9 $10.6 $12.6 $0.0 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q ua rt er ly R ev en ue in M ill io ns Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Guidance not yet provided for Q4 which is typically our best quarter. $17M cash, no debt, a NWC ratio of 2.7 and an unused $5M borrowing facility at the end of Q2-2021

Advertising Industry Advertising Technology Privacy Driven Consumer Data Driven Incumbent tech will struggle to change Market - Advertisings Transformation Agencies and incumbent AdTech companies facing significant challenges heading into 2022 Creatively Driven Technologically Driven Agencies will struggle to differentiate OLD NEW CONSEQUENCE OLD NEW CONSEQUENCE

Privacy - Determining WHY not WHO

inuvo
Intelligent Advertising

The IntentKey is artificial intelligence that does not require consumer data and can predict the more valuable answer to the question "why are people interested in my products/service/brand?"

Competitors use persistent identifiers that allow tracking & onboarding of third-party data.



Urban Living
Male Age 30-45
Dual HHI: $150,000
Technology Interests
College Degree
Married with 2 Children (10 and 8)
Frequent Business Traveler
Runner Enthusiast



Brand or Product
Sleep Aids

Inuvo uses anonymous signals derived by Artificial Intelligence without consumer data.



Short Snout
Snoring Dog
Difficulty Breathing
Brachycephalic Syndrome
Pug
Noise Canceling
Sleep Quality
Sleep Aid

We start anonymous, we stay anonymous – Competitors move back and forth between anonymous and identity.

Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

Artificial Intelligence - Determining Intent

100 billion times daily, the IntentKey™ interprets content & path to determine WHY a URL is visited.

inūvo
Intelligent Advertising



AI understands the signal path(s) that led to this page.
The Best Dry Dog Foods
Pills
Sleep
Study
Travel
Snoring Dog
Sleep Quality
Music
Planes
insomnia
Pugs Bulldogs
Beds
Sleep Aids
Noise Canceling Headphones
Health
Apnea
Difficulty Breathing
Battery Life
AI determines the intent signals associated with any page which are often unrelated to the page.

WHY SIGNALS

Pugs 41.34
Pets 49.10
Snoring 51.11
Beds 14.98
Quality Sleep 47.37
Headphones 50.00
Noise Canceling 29.23
Sleep 48.21

Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo's permission.

AI determines the reason WHY a conversion is occurring every 5 minutes. Ad Delivery – Matching WHY Signals The IntentKey™ matches the WHY of a conversion event with WHY a URL is being visited. AI determines the reason WHY content is being consumed at this exact moment. Place Advertising Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. SIGNAL MATCH Beds 14.98 Quality Sleep 47.37 Pugs 41.34 Pets 49.10 Snoring 51.11 Headphones 50.00 Noise Canceling 29.23 Sleep 48.21 Display Video Native CTV Audio LTVSocial Search

Performance - Sample Brands Served We have a simple philosophy, everything we do has to work. In 2021, client goals have been exceeded by 60%. 8 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Reasons to be Excited about INUVO STRONG BALANCE SHEET With roughly $17M cash, NWC ratio of 2.7 and no debt. Inuvo plans to fund growth both organically and through accretive M&A. PROVEN CLIENT PERFORMANCE We have a simple philosophy, everything we do has to work. Inuvo delivers unmatched campaign performance that has outperformed client branding and performance goals on average by 60% in 2021. DISRUPTIVE AI TECHNOLOGY The performance of $80 billion dollars of media spend is expected to be significantly impacted by the loss of 3rd party cookies and data. The IntentKey is poised to take market share. SCALABLE SaaS & SERVICES Inuvo’s platforms offer the top line scalability of a services business model combined with the bottom-line margins associated with SaaS. Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

Get in Touch Richard Howe, CEO Richard.Howe@inuvo.com Wally Ruiz, CFO Wally.Ruiz@inuvo.com Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.